UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 CITYPLACEWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         JUNE 26, 2008 (JUNE 20, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      STEM CELL THERAPY INTERNATIONAL, INC
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-51931                     88-0374180
                 ---------                     ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                 203 N. LOIS AVENUE, 9TH FLOOR, TAMPA, FL 33607
                 ----------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (813) 600-4088
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

Amendment  to  Histostem  Agreement
-----------------------------------

On June 19, 2008, Stem Cell Therapy International, Inc., a Nevada corporation ("SCII"), entered into an Amendment No. 2 (the "Amendment") to the Reorganization and Stock Purchase Agreement (the "Agreement") with Histostem Co., Ltd., a Korean company ("Histostem Korea") originally executed on March 10, 2008.

In accordance with the terms of the Amendment, SCII and Histostem Korea issued and delivered shares reflecting the acquisition of Histostem Korea into Escrow by SCII pending resolution of outstanding litigation between Histostem Korea and Histostem, Inc. (a United States corporation unrelated to Histostem) ("Histostem USA"). This essentially effectuates an immediate closing of the Histostem Korea acquisition previously reported. In the Amendment the parties also agreed to complete a one for three reverse stock split of SCII's common stock. That reverse stock split will be completed after filing, mailing and completion of a 14C Information Statement to the SCII shareholders and appropriate notice and filings with the NASD.

The foregoing is qualified by its entirety by the precise terms of the Amendment which is attached hereto as Exhibit 10.38.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective June 26, 2008, in connection with closing the Histostem Korea acquisition, and in furtherance of the change of management as part of the acquisition closing between SCII and Histostem Korea creating the newly formed entity entitled Amstem International Corp., Calvin Cao announced his resignation as Chairman of the Board and Chief Executive Officer of SCII. The resignation was intended to facilitate the appointment by the newly formed company of its own management team. In the interim, David Stark will continue to act as the Company's President, Andrew J. Norstrud will continue to act as the Company's Chief Financial Officer and Lixian Jiang will continue to act as the Company's
Chief Operating Officer. Upon termination of the escrow, additional officers and directors designated by Histostem Korea will be appointed.

In connection with his resignation, Mr. Cao did not advise the company of any disagreement with SCII's operations, policies or practices.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

10.38 Amendment No. 2 to the Reorganization and Stock Purchase Agreement between Stem Cell Therapy International, Inc., and Histostem Co., Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     STEM CELL THERAPY INTERNATIONAL, INC.
                                  (Registrant)

Dated: June 26, 2008                         By: /s/Calvin Cao
                                             -----------------
                                             Calvin Cao
                                             Chief Executive Officer